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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22359

Papp Investment Trust
(Exact name of registrant as specified in charter)

2201 E. Camelback Road, Suite 227B Phoenix, Arizona	85016
(Address of principal executive offices)	(Zip code)

Paul F. Leone, Esq.

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246
(Name and address of agent for service)

Registrant's telephone number, including area code:	(602) 956-0980

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)

Papp Investment Trust

Papp Small & Mid-Cap Growth Fund

Annual Report

November 30, 2021

Investment Adviser
L. Roy Papp & Associates, LLP
Phoenix, AZ

PAPP SMALL & MID-CAP GROWTH FUND
LETTER TO SHAREHOLDERS	December 31, 2021

Dear Fellow Shareholders,

We are writing to report the performance results of the Papp Small & Mid-Cap Growth Fund (the “Fund”) for the fiscal year ended November 30, 2021. As we wrote to you with the May 31, 2021 semi-annual report, the Fund’s nominal performance was good this year but did not keep pace with the benchmark S&P Mid-Cap 400® Growth Index (the “Index”). For the fiscal year ended November 30, 2021, the Fund produced a total return of 12.66% as compared to the Index, which produced a return of 21.51%. This trailing relative performance all occurred between December 1, 2020 and May 31, 2021. From May 31, 2021 to November 30, 2021, the Fund produced a return of 3.58% versus 2.79% for our benchmark. The Fund continues to do well on a relative basis for the month of December 2021 with the Fund up 5.93% compared to the Index at 4.12%.

As shareholders, we are delighted with the returns, particularly on the back of very strong returns in the prior four years. The trailing relative return this fiscal year was caused by the rebound of the companies that were so severely impacted by the economic shutdown early in the pandemic. Earlier this year, the reopening trade benefited these stocks significantly.

As we’ve also been writing to you, we have been concerned for over a year that the monetary and fiscal stimulus from the Federal Reserve (the “Fed”), the Trump administration and now the Biden administration is completely unsustainable. All the stimulus has overheated the U.S. economy resulting in the highest inflationary pressure in about 40 years. Many of you will remember Treasury Secretary Yellin, Federal Reserve Chair Jerome Powell, and the Biden administration first telling us that there would be no significant inflation and then telling us that the inflation was transitory and that it would soon fall back to 1%-2% per year. It has now become clear to everyone except the bond market participants that this is not the case. Some of the inflationary pressures like higher used car prices and a rapid run up in energy prices likely are somewhat temporary. Prices are unlikely to go down dramatically, but they are likely to stop going up as rapidly. On the other hand, food prices and other commodities and labor rates are clearly going to continue going up. We believe this will eventually cause interest rates to rise significantly more than the bond market currently has priced in. That in turn will impact a variety of investments ranging from the stocks of interest rate sensitive companies to real estate and many other asset valuations. The bond market is now pricing in three interest rate increases in 2022. We suspect that the Fed will need to raise at least four times by a quarter of a point each and that they will have to continue raising rates for several years into the future.

While we are concerned that monetary stimulus must stop and interest rates need to rise, the U.S. economy remains quite strong. Unemployment is running 4.2% and there are about 11 million job openings currently unfilled. Many economic forecasters are looking for roughly 4% GDP growth in 2022. It’s very hard to have a recession with 4% GDP growth; 4.2% unemployment; and 11 million job openings.

The Fund’s value on November 30, 2021 was $33.82 up from $30.68 on November 30, 2020, noting however, that the Fund paid out a capital gain distribution of $0.68 per share on December 30, 2020. The Fund had net assets of approximately $46.4 million on November 30, 2021.

After the close of the fiscal year on November 30, 2021, the Fund paid a capital gain distribution of $1.93 per share (about 5.7% of the Fund’s net asset value) on December 30, 2021. The distribution was primarily due to the Fund holding PRA Health Sciences, Inc., which was acquired by ICON plc. We also trimmed selective positions in the Fund to control risk. We attempt to carefully manage the tax impact of the Fund’s portfolio, but it is difficult to avoid capital gains when Fund holdings are acquired.

The Fund remains fairly well-diversified with 29 companies as of November 30, 2021. The Fund is normally fully invested and as of November 30, 2021 the Fund had 97.6% of its holdings invested in stocks with the balance in the money market fund. The Fund’s three largest sector concentrations were technology, industrials, and health care where we believe the best mix of long-term growth potential alongside relatively attractive valuations currently exist.

Turning to individual companies in the portfolio, we enjoyed strong returns from PRA Health Sciences, Inc. due to its acquisition by ICON plc. Auto parts retailer, O’Reilly Automotive, Inc. was up strongly as was leading mutual fund manager, T. Rowe Price Group, Inc. Expeditors International of Washington, Inc., our global freight forwarder, enjoyed a favorable pricing environment thanks to supply chain bottlenecks.

Performance was held back by two long-term holdings of the Fund in the technology sector that have produced outstanding returns historically. This year, both CoStar Group, Inc., our real estate database provider, and Pegasystems, Inc. declined slightly due to broad weakness in high-growth software stocks following exceptional returns in 2020. Teleflex, Inc., our medical device company, was under pressure due to Medicare reimbursement pressures and COVID-19 pushing out discretionary surgical procedures. We are still confident in CoStar Group, Inc., Pegasystems, Inc., and Teleflex, Inc.

As described above, the reopening trade this year benefited the consumer discretionary sector, the real estate sector, and the financials sector where the Fund is underweighted. The underweight helped us in the prior year but held back performance in the beginning part of this fiscal year. The Index worst performing sectors were consumer staples and health care where the Fund is currently overweighted. Once again, this helped performance the prior year but held back performance during the first half of this fiscal year.

As we look forward, we are pleased that most of the Biden administration’s proposed tax increases on businesses and most individuals now appear to be off the table. We look for a strong U.S. economy with good earnings growth at most companies. We are confident in the earnings prospects for the companies owned by the Fund. We continue to expect a transition in the marketplace from what we believe are extreme overvaluations on lots of young and new companies that the market has been betting on to disrupt existing companies and businesses. As of December 31, 2021, approximately 2/3 of this year’s approximately 500 Initial Public Offering (“IPO”) stocks are now trading below their IPO prices. An awful lot of companies have come public over the last few years that have no business being public companies at this stage of their development. This transition is likely to trigger additional volatility, but we would view it as healthy because we believe the market will gradually come to differentiate between established businesses with earnings, cash flow, and strong balance sheets as opposed to companies being valued only on potential innovation, strong growth, with only the possibility of profits many, many years from now. We believe the companies we hold in the Fund are profitable, well established, have healthy long-term growth prospects and should benefit from a market that places more emphasis on these qualities.

All of us would be happy to answer any questions that you might have on the Fund. We invite you to call us at 800-421-0131. We wish you and your loved one’s good health and a prosperous new year.

Warmest Regards,

Rosellen C. Papp, CFA	Harry Papp, CFA
Co-Portfolio Manager	President
December 31, 2021	December 31, 2021

Brian Riordan, CFA	Greg Smith, CFA
Co-Portfolio Manager	Assistant Portfolio Manager
December 31, 2021	December 31, 2021

PAPP SMALL & MID-CAP GROWTH FUND
PERFORMANCE INFORMATION
November 30, 2021 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment
in the Papp Small & Mid-Cap Growth Fund versus the
S&P MidCap 400® Growth Index

Average Annual Total Returns (for periods ended November 30, 2021)

	One	Five	Ten
	Year	Years	Years
Papp Small & Mid-Cap Growth Fund(a)	12.66%	17.51%	13.15%
S&P MidCap 400® Growth Index	21.51%	14.28%	13.89%

(a)	The total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

PAPP SMALL & MID-CAP GROWTH FUND
PORTFOLIO INFORMATION
November 30, 2021 (Unaudited)

Sector Diversification vs. the S&P MidCap 400® Growth Index (% of Net Assets)

Top 10 Equity Holdings

% of
Security Description	Net Assets
Mettler-Toledo International, Inc.	7.0%
Expeditors International of Washington, Inc.	6.0%
ANSYS, Inc.	5.8%
IDEX Corporation	5.3%
AMETEK, Inc.	5.3%
FactSet Research Systems, Inc.	5.2%
T. Rowe Price Group, Inc.	4.8%
O’Reilly Automotive, Inc.	4.8%
Ecolab, Inc.	4.8%
Trimble, Inc.	4.7%

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
November 30, 2021

COMMON STOCKS — 94.3%	Shares	Value
Consumer Discretionary — 7.6%
Home & Office Products — 2.4%
Scotts Miracle-Gro Company (The)	7,600	$1,101,164

Leisure Products — 0.4%
YETI Holdings, Inc. (a)	1,900	175,104

Retail - Discretionary — 4.8%
O’Reilly Automotive, Inc. (a)	3,500	2,233,560

Consumer Staples — 8.4%
Food — 3.9%
McCormick & Company, Inc.	17,400	1,493,268
Utz Brands, Inc.	24,000	338,640
		1,831,908
Household Products — 4.5%
Church & Dwight Company, Inc.	17,000	1,519,460
Clorox Company (The)	3,500	569,975
		2,089,435
Financials — 10.0%
Asset Management — 4.8%
T. Rowe Price Group, Inc.	11,200	2,239,440

Institutional Financial Services — 5.2%
FactSet Research Systems, Inc.	5,100	2,389,707

Health Care — 15.3%
Health Care Facilities & Services — 2.6%
ICON plc (a)	4,537	1,227,122

Medical Equipment & Devices — 12.7%
Mettler-Toledo International, Inc. (a)	2,135	3,232,668
Quidel Corporation (a)	1,600	236,096
ResMed, Inc.	5,300	1,350,705
Teleflex, Inc.	3,600	1,070,712
		5,890,181

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

COMMON STOCKS — 94.3% (Continued)	Shares	Value
Industrials — 21.4%
Electrical Equipment — 5.3%
AMETEK, Inc.	17,900	$2,443,350

Industrial Intermediate Products — 3.5%
RBC Bearings, Inc. (a)	8,350	1,650,712

Machinery — 6.6%
IDEX Corporation	11,000	2,470,490
Valmont Industries, Inc.	2,500	597,575
		3,068,065
Transportation & Logistics — 6.0%
Expeditors International of Washington, Inc.	23,000	2,797,260

Materials — 4.8%
Chemicals — 4.8%
Ecolab, Inc.	10,000	2,214,700

Technology — 26.8%
Semiconductors — 5.1%
NXP Semiconductors N.V.	4,400	982,784
Silicon Laboratories, Inc. (a)	7,100	1,393,517
		2,376,301
Software — 12.6%
ANSYS, Inc. (a)	6,820	2,669,893
Bottomline Technologies (de), Inc. (a)	21,300	955,092
Informatica, Inc. (a)	7,000	225,330
Pegasystems, Inc.	17,130	1,966,867
		5,817,182
Technology Hardware — 4.7%
Trimble, Inc. (a)	25,500	2,189,685

Technology Services — 4.4%
CoStar Group, Inc. (a)	26,250	2,041,200

Total Common Stocks (Cost $14,225,760)		$43,776,076

PAPP SMALL & MID-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Continued)

EXCHANGE-TRADED FUNDS — 3.3%	Shares	Value
Health Care — 3.3%
Biotech & Pharma — 3.3%
SPDR® S&P® Biotech ETF (Cost $827,663)	13,300	$1,546,391

MONEY MARKET FUNDS — 2.4%	Shares	Value
Fidelity Institutional Money Market Government Portfolio - Class I, 0.01% (b) (Cost $1,098,176)	1,098,176	$1,098,176

Total Investments at Value — 100.0% (Cost $16,151,599)		$46,420,643

Liabilities in Excess of Other Assets — (0.0%) (c)		(6,938)

Net Assets — 100.0%		$46,413,705

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of November 30, 2021.

(c)	Percentage rounds to less than 0.1%.

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
November 30, 2021

ASSETS
Investments in securities:
At cost	$16,151,599
At value (Note 2)	$46,420,643
Receivable for capital shares purchased	325
Dividends receivable	30,292
Other assets	12,504
TOTAL ASSETS	46,463,764

LIABILITIES
Payable to Adviser (Note 4)	32,629
Payable to administrator (Note 4)	8,080
Other accrued expenses	9,350
TOTAL LIABILITIES	50,059

NET ASSETS	$46,413,705

NET ASSETS CONSIST OF:
Paid-in capital	$13,750,753
Accumulated earnings	32,662,952
NET ASSETS	$46,413,705

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,372,250

Net asset value, offering price and redemption price per share (Note 2)	$33.82

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENT OF OPERATIONS
For the Year Ended November 30, 2021

INVESTMENT INCOME
Dividend income (Net of foreign tax of $1,361)	$314,170

EXPENSES
Investment advisory fees	459,689
Legal fees	55,134
Administration fees (Note 4)	45,874
Registration and filing fees	37,525
Fund accounting fees (Note 4)	35,939
Audit and tax services fees	16,160
Transfer agent fees (Note 4)	15,000
Trustees’ fees (Note 4)	11,900
Insurance expense	11,845
Custody and bank service fees	11,586
Printing of shareholder reports	5,825
Postage and supplies	5,542
Other fees	6,735
TOTAL EXPENSES	718,754
Less fee reductions by the Adviser (Note 4)	(144,143)
NET EXPENSES	574,611

NET INVESTMENT LOSS	(260,441)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains on investment transactions	2,643,815
Net change in unrealized appreciation (depreciation) on investments	3,016,052
NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	5,659,867

NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,399,426

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30,	November 30,
	2021	2020
FROM OPERATIONS
Net investment loss	$(260,441)	$(153,400)
Net realized gains from investment transactions	2,643,815	956,938
Net change in unrealized appreciation (depreciation) on investments	3,016,052	6,975,312
Net increase in net assets from operations	5,399,426	7,778,850

DISTRIBUTIONS TO SHAREHOLDERS (Note 2)	(956,968)	(1,148,425)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	597,989	777,285
Net asset value of shares issued in reinvestment of distributions to shareholders	900,949	1,070,915
Payments for shares redeemed	(2,552,600)	(4,293,541)
Net decrease in net assets from capital share transactions	(1,053,662)	(2,445,341)

TOTAL INCREASE IN NET ASSETS	3,388,796	4,185,084

NET ASSETS
Beginning of year	43,024,909	38,839,825
End of year	$46,413,705	$43,024,909

CAPITAL SHARE ACTIVITY
Shares sold	17,623	32,153
Shares reinvested	29,016	41,947
Shares redeemed	(76,865)	(186,073)
Net decrease in shares outstanding	(30,226)	(111,973)
Shares outstanding at beginning of year	1,402,476	1,514,449
Shares outstanding at end of year	1,372,250	1,402,476

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND FINANCIAL HIGHLIGHTS

Per Share Data for a Share Outstanding Throughout Each Year:

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,	Nov. 30,
	2021	2020	2019	2018	2017
Net asset value at beginning of year	$30.68	$25.65	$22.47	$22.37	$17.73
Income (loss) from investment operations:
Net investment loss (a)	(0.19)	(0.12)	(0.11)	(0.10)	(0.09)
Net realized and unrealized gains on investments	4.01	5.91	3.88	1.93	4.73
Total from investment operations	3.82	5.79	3.77	1.83	4.64
Less distributions from:
Net realized gains from investment transactions	(0.68)	(0.76)	(0.59)	(1.73)	—
Net asset value at end of year	$33.82	$30.68	$25.65	$22.47	$22.37
Total return (b)	12.66%	23.17%	17.61%	8.81%	26.17%
Net assets at end of year (000’s)	$46,414	$43,025	$38,840	$32,935	$30,883
Ratios/supplementary data:
Ratio of total expenses to average net assets (c)	1.56%	1.65%	1.66%	1.61%	1.73%
Ratio of net expenses to average net assets (c)(d)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment loss to average net assets (a)(d)	(0.57%)	(0.40%)	(0.47%)	(0.46%)	(0.47%)
Portfolio turnover rate	5%	3%	8%	5%	19%

(a)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of the dividends by the underlying investment companies in which the Fund invests.

(b)	Total return is a measure of the change in value of an investment in the Fund over the periods covered. The returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions, if any, or the redemption of Fund shares. Had the Adviser not reduced its fees, total returns would have been lower.

(c)	The ratios of expenses to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(d)	Ratio was determined after fee reductions and expense reimbursements by the Adviser (Note 4).

See accompanying notes to financial statements.

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS November 30, 2021

1. Organization

Papp Small & Mid-Cap Growth Fund (the “Fund”) is a diversified series of Papp Investment Trust (the “Trust”), an open-end investment company established as an Ohio business trust under a Declaration of Trust dated November 12, 2009.

The investment objective of the Fund is long-term capital growth.

2. Significant Accounting Policies

The Fund follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.” The following is a summary of the Fund’s significant accounting policies used in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – The Fund’s portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities, including common stocks and exchange-traded funds (“ETFs”), listed on the NYSE or other exchanges are valued on the basis of their last sale price on the exchanges on which they are primarily traded. If there are no sales on that day, the securities are valued at the closing bid price on the NYSE or other primary exchange for that day. NASDAQ listed securities are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in the over-the-counter market are valued at the last reported sale price, if available, otherwise at the most recently quoted bid price. To the extent the Fund is invested in money market funds and other open-end investment companies, except for ETFs, that are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund’s net asset value per share (“NAV”) is calculated based upon the NAVs reported by such registered open-end companies, and the prospectuses for these companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. When using a quoted price and when the market is considered active, the security will be classified as Level 1 within the fair value hierarchy (see below). In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities and other assets are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees and will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used. Factors for determining when portfolio investments are subject to fair value determination include, but are not limited to, the following: the spread between bid and asked prices is substantial; infrequency of sales; thinness of market;

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS (Continued)

the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical securities

●	Level 2 – other significant observable inputs

●	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

The following is a summary of the Fund’s investments and the inputs used to value the investments as of November 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks	$43,776,076	$—	$—	$43,776,076
Exchange-Traded Funds	1,546,391	—	—	1,546,391
Money Market Funds	1,098,176	—	—	1,098,176
Total	$46,420,643	$—	$—	$46,420,643

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by sector and industry type. The Fund did not hold derivative instruments or any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of or during the year ended November 30, 2021.

Share valuation – The NAV of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the NAV.

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS (Continued)

Investment income – Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends have been recorded in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment transactions – Investment transactions are accounted for on the trade date. Realized gains and losses on investments sold are determined on a specific identification basis.

Distributions to shareholders – Distributions arising from net investment income and net realized capital gains, if any, are paid to shareholders at least once each year. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the years ended November 30, 2021 and 2020, the tax character of all distributions paid to shareholders was long-term capital gains.

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increase (decrease) in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal income tax – The Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended November 30) plus undistributed amounts from prior years.

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS (Continued)

The following information is computed on a tax basis for each item as of November 30, 2021:

Tax cost of portfolio investments	$16,151,599

Gross unrealized appreciation	$30,641,042
Gross unrealized depreciation	(371,998)
Net unrealized appreciation	30,269,044
Undistributed long-term capital gains	2,643,782
Accumulated capital and other losses	(249,874)
Accumulated earnings	$32,662,952

Qualified late year ordinary losses incurred after December 31, 2020 and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended November 30, 2021, the Fund deferred $249,874 of late year ordinary losses to December 1, 2021 for federal income tax purposes.

For the year ended November 30, 2021, the Fund reclassified $162,718 of accumulated earnings against paid-in capital on the Statement of Assets and Liabilities. Such reclassification, the result of permanent differences between the financial statement and income tax reporting requirements, had no effect on the Fund’s net assets or NAV per share.

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on federal income tax returns for all open tax years (generally, three years) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund identifies its major tax jurisdiction as U.S. Federal.

3. Investment Transactions

During the year ended November 30, 2021, cost of purchases and proceeds from sales of investment securities, other than short-term investments, were $2,262,227 and $3,906,957, respectively.

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS (Continued)

4. Transactions with Affiliates

Certain Trustees and officers of the Trust are directors and officers of L. Roy Papp & Associates, LLP (the “Adviser”) or of Ultimus Fund Solutions, LLC (“Ultimus”), the Fund’s administrator, transfer agent and fund accounting agent, and Ultimus Fund Distributors, LLC (the “Distributor”), the Fund’s principal underwriter. These Trustees and officers are not compensated by the Fund for their services as Trustees and officers of the Trust.

INVESTMENT ADVISORY AGREEMENT

The Fund’s investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. For its services, the Fund pays the Adviser an advisory fee, computed daily and paid monthly, at the annual rate of 1.00% of its average daily net assets.

The Adviser has contractually agreed to reduce its advisory fees and to reimburse the Fund’s operating expenses to the extent necessary so that the Fund’s annual ordinary operating expenses (excluding brokerage costs, taxes, interest, costs to organize the Fund, acquired fund fees and expenses and extraordinary expenses, if any) do not exceed an amount equal to 1.25% of its average daily net assets. This Expense Limitation Agreement (“ELA”) remains in effect until at least April 1, 2022. Accordingly, the Adviser reduced its advisory fees by $144,143 during the year ended November 30, 2021.

Under the terms of the ELA, advisory fee reductions by the Adviser are subject to repayment by the Fund for a period of three years after the date of which such fees and expenses were incurred or reduced, provided that the repayments do not cause total annual fund operating expenses (exclusive of such reductions) to exceed the lesser of (i)  the expense limitation then in effect, if any, and (ii) the expense limitation in effect at the time the expenses to be repaid were incurred. As of November 30, 2021, the Adviser may in the future recover fee reductions and expense reimbursements totaling $442,608. The Adviser may recover a portion of this amount no later than the dates as stated below:

November 30, 2022	$145,230
November 30, 2023	153,235
November 30, 2024	144,143
$442,608

OTHER SERVICE PROVIDERS

Ultimus provides administration, fund accounting and transfer agency services to the Fund. The Fund pays Ultimus fees in accordance with the agreements for such services. In addition, the Fund pays out-of-pocket expenses including but not limited to, postage,

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS (Continued)

supplies and certain costs related to the pricing of the Fund’s portfolio securities. The Distributor is a wholly-owned subsidiary of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

PLAN OF DISTRIBUTION

The Trust has adopted a plan of distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may incur certain expenses related to the distribution of its shares. The annual limitation of payment of expenses pursuant to the Plan is 0.25% of the Fund’s average daily net assets. The Board of Trustees has not authorized the payment of any fees pursuant to the Plan until at least April 1, 2022.

TRUSTEE COMPENSATION

Effective April 13, 2021, each Trustee who is not an interested person of the Trust (“Independent Trustee”) receives from the Fund a fee of $1,000 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees receives a fee of $1,400 for each Board meeting attended. Prior to April 13, 2021, each Trustee who was not an interested person of the Trust (“Independent Trustee”) received from the Fund a fee of $500 for each Board meeting attended, except that the Chair of the Committee of Independent Trustees received a fee of $700 for each Board meeting attended.

PRINCIPAL HOLDER OF FUND SHARES

As of November 30, 2021, the following shareholder owned of record 25% or more of the outstanding shares of the Fund:

NAME OF RECORD OWNER	% Ownership
Charles Schwab & Company, Inc. (for the benefit of its customers)	62%

A beneficial owner of 25% or more of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholders’ meeting.

PAPP SMALL & MID-CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS (Continued)

5. Sector Risk

If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio would be adversely affected. As of November 30, 2021, the Fund had 26.8% of the value of its net assets invested in common stocks within the Technology sector.

6. Contingencies and Commitments

The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

7. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events except for the following:

On December 30, 2021, the Fund paid a long-term capital gain distribution of $1.9270 per share to shareholders of record on December 29, 2021.

PAPP SMALL & MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Papp Investment Trust

and the Shareholders of Papp Small & Mid-Cap Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Papp Small & Mid-Cap Growth Fund, a series of shares of beneficial interest in Papp Investment Trust (the “Fund”), including the schedule of investments, as of November 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

PAPP SMALL & MID-CAP GROWTH FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Continued)

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2021 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Papp Investment Trust since 2010.

Philadelphia, Pennsylvania

January 21, 2022

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees and other operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The expenses in the table below are based on an investment of $1,000 made at the beginning of the most recent period (June 1, 2021) and held until the end of the period (November 30, 2021).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The Fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

PAPP SMALL & MID-CAP GROWTH FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	June 1, 2021	November 30, 2021	Period *
Based on Actual Fund Return	$1,000.00	$1,035.80	$6.38
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.80	$6.33

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.25% for the period, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

PAPP SMALL & MID-CAP GROWTH FUND
LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended. The Program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short- and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Fund’s Adviser to serve as Liquidity Program Administrator (the “LPA”). The LPA is responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The annual written report assessing the Program (the “Report”) was presented to the Board at the October 12, 2021 Board meeting and covered the period from June 1, 2020 to June 30, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. During the Review Period, the Fund did not hold illiquid securities and the Fund was not required to establish a highly liquid investment minimum. The Report concluded that the Fund takes many factors into consideration when determining the best methods for managing the liquidity of the Fund’s portfolio. During the Review Period the Fund maintained positions in cash and cash equivalents and liquid exchange-traded securities, such as common stocks and exchange-traded funds. The LPA does not foresee any changes in the overall liquidity of the Fund.

PAPP SMALL & MID-CAP GROWTH FUND
OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by calling toll-free 1-877-370-7277, or on the SEC’s website at www.sec.gov.

The Trust files a complete listing of portfolio holdings for the Fund with the SEC as of the end of the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These filings are available upon request by calling 1-877-370-7277. Furthermore, you may obtain a copy of the filings on the SEC’s website at www.sec.gov.

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended November 30, 2021, the Fund designated $956,968 as long-term capital gain distributions.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board of Trustees has overall responsibility for management of the Trust’s affairs. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement, or removal. The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations. The officers have been elected for an annual term. The following are the Trustees and executive officers of the Trust:

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years and Directorships of Public Companies	Number of Funds in Trust Overseen by Trustee
Interested Trustees:
*Harry A. Papp Born: 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	President and Trustee since December 2011	Managing Partner of L. Roy Papp & Associates, LLP	1
*Rosellen C. Papp Born: 1954 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Partner and Research Director of L. Roy Papp & Associates, LLP	1
Independent Trustees:
Jean C. Bingham Born: 1951 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since October 2016	Retired; Executive Vice President, GreenPoint Financial (a holding company providing banking and mortgage services) from 1993-2004; President, GreenPoint Credit (a wholly owned subsidiary of GreenPoint Financial) from 2002-2004	1
Cynthia P. Hubiak Born: 1959 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; President and Chief Executive Officer, Arizona Society of CPAs from 2000-2020	1
Carolyn P. O’Malley Born: 1947 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Trustee since February 2010	Retired; Executive Director, Dorrance Family Foundation (a private foundation providing educational, conservation and other grants) from 2001-2009	1

*	Harry A. Papp and Rosellen C. Papp, as partners of the Adviser, are considered “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Harry A. Papp and Rosellen C. Papp are married.

PAPP SMALL & MID-CAP GROWTH FUND
BOARD OF TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Executive Officers:
Brian M. Riordan, CFA Born: 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since February 2012	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Gregory Smith, CFA Born: 1973 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Vice President since January 2018	Partner and Research Analyst of L. Roy Papp & Associates, LLP
Angela A. Simmons Born: 1975 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Treasurer since January 2022	Vice President, Financial Administration of Ultimus Fund Solutions, LLC
Paul F. Leone Born: 1963 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246	Secretary since June 2021	Vice President, Senior Legal Counsel of Ultimus Fund Solutions, LLC (August 2020 to present), Attorney, Leone Law Office P.C. (August 2019 to August 2020), Senior Counsel, Empower Retirement (May 2015 to July 2019)
Julie A. Hein Born: 1962 2201 E. Camelback Road Suite 227B Phoenix, AZ 85016	Chief Compliance Officer since February 2010	Partner and Chief Compliance Officer of L. Roy Papp & Associates, LLP

Additional information about members of the Board and executive officers is available in the Fund’s Statement of Additional Information (“SAI”). To obtain a free copy of the SAI, please call 1-877-370-7277.

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PAPP-AR-21

(b)	Not applicable.

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3.	Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Cynthia P. Hubiak. Ms. Hubiak is “independent” for purposes of this Item.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $12,500 and $12,500 with respect to the registrant’s fiscal years ended November 30, 2021 and 2020, respectively.

(b)	Audit-Related Fees. No fees were billed in the last fiscal year for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $2,700 and $2,700 with respect to the registrant’s fiscal years ended November 30, 2021 and 2020, respectively. The services comprising these fees are the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended November 30, 2021 and 2020, aggregate non-audit fees of $2,700 and $2,700, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in the last fiscal year by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant’s Committee of Independent Trustees shall review shareholder recommendations to fill vacancies on the registrant’s board of trustees if such recommendations are submitted in writing, addressed to the Committee at the registrant’s offices and meet any minimum qualifications adopted by the Committee. The Committee may adopt, by resolution, a policy regarding its procedures for considering candidates for the board of trustees, including any recommended by shareholders.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(a)(4) Change in the registrant’s independent public accountants: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Papp Investment Trust

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Harry A. Papp
Harry A. Papp, President

Date	January 28, 2022

By (Signature and Title)*		/s/ Angela A. Simmons
Angela A. Simmons, Treasurer and Principal Financial Officer

Date	January 28, 2022

* Print the name and title of each signing officer under his or her signature.